Gain and Losses on Derecognition of Financial Assets at Amortized Cost	12 Months Ended
Dec. 31, 2022
Gain and Losses on derecognition of Financial Assets at Amortized Cost [Abstract]
Disclosure on Gain and Losses on derecognition of Financial Assets at Amortized Cost [text block]	07 – Net gains (losses) from derecognition of financial assets measured at amortized cost For the twelve months ended December 31, 2022, the Group sold financial assets measured at amortized cost of € 473 million (December 31, 2021: € 539 million and December 31, 2020: € 10 billion). The sales in the comparative period 2020 related primarily to a Hold to Collect (HTC) portfolio in Postbank as well as sales made from a HTC portfolio in Treasury. A decision was made to divest the Postbank bond portfolio as part of the integration of Postbank into the Group. The Treasury sales were made as part of a strategy realignment for managing the interest rate risk in the banking book. As a result of these sales, the HTC business model is no longer valid for future acquisitions of assets in this portfolio. The table below presents the gains and (losses) arising from derecognition of these securities. in € m. 2022 2021 2020 Gains 11 15 344 Losses (13) (15) (33) Net gains (losses) from derecognition of financial assets measured at amortized cost (2) 1 311